Preferred Stock	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Preferred Stock [Text Block]
9. Preferred Stock

Preferred Stock – par value of $.0001 per share with one vote in respect of each share held. The Company is authorized to issue Preferred Stock in one or more series and containing such rights, privileges and limitations, including voting rights, dividend rates, conversion privileges, redemption rights and terms, redemption prices and liquidation preferences, as the Board may, from time to time, determine. No shares of the Preferred Stock were issued prior to 2014.

Preferred Stock	# Shares Issued	Par Value	Price Per Share	Gross Proceeds	Par Value	Additional Paid in Capital (1)
December 31, 2013 Balance	-	-	-	$-	$-	$-
Issuance of stock (2)	2,264,238.0001		$2.00	4,528,476	227	4,528,249
Conversion of convertible debt (2)	1,073,487.0001		$2.00	2,146,976	107	2,146,869
Total December 31, 2014	3,337,725			$6,675,452	$334	$6,675,118
(1) Activity does not include issuance costs, deferred financing, warrants portion of convertible debentures and stock options.
(2) Shares issued contain an anti-dilution provision expiring upon the conversion to common stock.

During 2014, the Company sold units of preferred stock consisting of 50,000 shares of Series A convertible Preferred Stock and a 3 year warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.375 per share. Each share of Preferred Stock has a stated value equal to $2.00. The Preferred Stock will automatically convert into shares of Common Stock determined by dividing the stated value by $0.25 per share on February 17, 2015. Under certain circumstances, the holders of the Preferred Stock have voluntary conversion rights, are entitled to receive stock dividends at the rate of 6.0% per annum and shall be entitled to certain anti-dilution protections. As of December 31, 2014, the Preferred Stock is potentially convertible into 27,125,016 shares of Common Stock.